Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 27, 2026 (this “Amendment”), is entered into by and among RIMINI STREET, INC., a Delaware corporation (the “Borrower”) and the Lenders party hereto.
RECITALS:
WHEREAS, the Borrower, the Lenders party thereto from time to time, and CAPITAL ONE, NATIONAL ASSOCIATION, as Agent, entered into that certain Amended and Restated Credit Agreement, dated as of April 30, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby; and
WHEREAS, inter alios, the Borrower, the Lenders party hereto (constituting the Required Lenders immediately prior to the effectiveness of this Amendment), and Agent, desire to amend the Credit Agreement, in accordance with Section 10.1 of the Credit Agreement, as set forth herein subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Amendment No. 1 Effective Date (as defined below), each of the parties hereto agrees that:
Section 6.8(b)(ii) of the Credit Agreement is amended and restated in its entirety as follows:
“(ii)    the aggregate Restricted Payments permitted under this Section 6.8(b) shall not exceed:
(x)    in any Fiscal Year of the Borrower:
(I)    through and including the Fiscal Year ended on December 31, 2025, the greater of $12,500,000 and 20.0% of LTM Consolidated EBITDA, and
(II)    commencing with the Fiscal Year ending on December 31, 2026 and for each Fiscal Year thereafter, $20,000,000; and
(y)    in the aggregate during the term of this Agreement:
(I)     in respect of Restricted Payments made prior to January 1, 2026, the greater of $50,000,000 and 100.0% of LTM Consolidated EBITDA, and
(II)     in respect of Restricted Payments made on and after January 1, 2026, $50,000,000;

provided, that, for the avoidance of doubt, to the extent constituting a Restricted Payment under this Section 6.8(b), the Borrower may enter into and consummate any transaction permitted pursuant to Section 6.4;”
SECTION 2. REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders party hereto to enter into this Amendment, Borrower represents and warrants to such Lenders, on the Amendment No. 1 Effective Date, that the following statements are true and correct:
2.1    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Borrower.
2.2    Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
2.3    No Default. Both immediately prior to and after the Amendment No. 1 Effective Date, no Default or Event of Default exists under the Loan Documents.
2.4    Representations and Warranties. Both immediately prior to and after the Amendment No. 1 Effective Date, all representations and warranties by any Credit Party contained in the Credit Agreement or in any other Loan Document are true or correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).
SECTION 3. CONDITIONS PRECEDENT
3.1     Conditions Precedent to Effectiveness of the Amendment. The Amendment provided for hereby shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) on which the following conditions have been satisfied:
(a)    The Agent shall have received counterparts of this Amendment executed by the Borrower and Lenders constituting the Required Lenders immediately prior to the effectiveness of this Amendment.
(b)    The Agent shall have received payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of King & Spalding LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced and to the extent provided for, and in accordance with, Section 10.5 of the Credit Agreement.
Each Lender party hereto, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Required Lenders, as applicable on the Amendment No. 1 Effective Date.

SECTION 4. MISCELLANEOUS
4.1    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Loan Document for all purposes of the Loan Documents.
(b)    Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Loan Document are intended or implied, and in all other respects the Credit Agreement and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 1 Effective Date and the Borrower shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
4.2    Reaffirmation of Obligations.    The Borrower, on behalf of itself and each other Credit Party, hereby certifies that, subject to the terms and limits contained herein, in the Credit Agreement and in the other Loan Documents, each Credit Party (a) has incurred or guaranteed the Obligations, which shall remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations, and (c) has created Liens and security interests in favor of the Agent on certain of such Credit Party’s Collateral to secure its obligations hereunder. The Borrower, on behalf of itself and each other Credit Party hereby (x) acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment and (y) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Credit Party now or hereafter existing.
4.3    Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    Governing Law and Jurisdiction; Waiver of Jury Trial. The provisions of Section 10.3(b) (Governing Law and Jurisdiction) and 10.17 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
4.5    Electronic Execution. This Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument. The parties consent to the use of electronic signatures and delivery of an executed counterpart of this

Amendment and any other Loan Document or document executed in connection therewith by electronic transmission (including in “pdf” format) each of which shall have the same legal effect, validity, or enforceability as a manually executed and delivered counterpart hereof or thereof. Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based on the lack of paper original copies of this Amendment, and (ii) any claim against the Agent for any liabilities arising from the Agent’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Credit Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
4.6    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RIMINI STREET, INC., as the Borrower

By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President, Chief Executive Officer and Chairman of the Board

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/s/ Andy Welicky
Name: Andy Welicky
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Seipke
Name: BRIAN SEIPKE
Title: SENIOR VICE PRESIDENT
[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]